Leased Properties - Schedule of Minimum Rental Payments Required under Non-Cancelable Operating Lease (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Minimum rental payments required under operating leases
2017	$ 3,329
2018	2,099
2019	1,113
2020	610
2021	468
Thereafter	1,304
Total	8,923
Minimum rental payments required under capital leases
2017	277
2018	2
2019	0
2020	0
2021	0
Thereafter	0
Total	279
Less: amount representing interest	3
Present value of minimum lease payments under capital leases	$ 276